EXHIBIT 99.2

News Release

FIRST SOLAR ANNOUNCES PRICING OF COMMON STOCK OFFERING

TEMPE, Ariz., June 12, 2013 - First Solar, Inc. (Nasdaq: FSLR) (“First Solar”) today announced the pricing of an underwritten public offering of 8,500,000 shares of its common stock at a price of $46.00 per share. Closing of the offering is expected to occur on June 18, 2013, subject to customary closing conditions. In addition, First Solar has granted the underwriters a 30-day option to purchase up to 1,275,000 shares of common stock. First Solar intends to use the net proceeds from the offering for general corporate purposes, which may include acquisitions of under development photovoltaic solar power system projects, investments in photovoltaic solar power system projects that will be jointly developed with strategic partners and capital expenditures or strategic investments to develop certain business units and expand in new geographies. J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, BofA Merrill Lynch and Citigroup Global Markets Inc. are acting as joint book-running managers for the offering. Credit Suisse, HSBC, Credit Agricole CIB and Goldman, Sachs & Co. are also acting as book-running managers for the offering. Lazard Frères & Co. LLC acted as financial advisor to First Solar.

The shares are being offered pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (the “SEC”) on June 11, 2013. A preliminary prospectus supplement and the accompanying prospectus relating to the offering have been filed with the SEC and are available on the SEC’s website at http://www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to the offering may also be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling (866) 803-9204, Morgan Stanley & Co. LLC at Prospectus Dept: 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department, or by calling (866) 718-1649, or by emailing prospectus@morganstanley.com, BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department or by emailing dg.prospectus_requests@baml.com or Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling (800) 831-9146.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About First Solar, Inc.

First Solar is a leading global provider of comprehensive photovoltaic (PV) solar power systems which use its module and systems technology. First Solar’s integrated power plant solutions deliver an economically attractive alternative to fossil-fuel electricity generation today.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to inherent risks, uncertainties and assumptions that are difficult to predict. All statements in this press release, other than statements of historical fact, are forward-looking statements. The forward-looking statements include statements, among other things, concerning our business strategy, including anticipated trends and developments in and management plans for, our business and the markets in which we operate; future financial results, operating results, revenues, gross margin, operating expenses, products, projected costs, and capital expenditures; our ability to continue to reduce the cost per watt of our solar modules; research and development programs and our ability to improve the conversion efficiency of our solar modules; sales and marketing initiatives; and competition. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue,” and the negative or plural of these words, and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. All forward-looking statements included in this press release speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements.

Contacts

First Solar Investors
David Brady
+1 602 414-9315
dbrady@firstsolar.com
or
Ryan Ferguson
+1 602 414-9315
rferguson@firstsolar.com

First Solar Media
Steve Krum
+1 602-427-3359
steve.krum@firstsolar.com